Statement of Additional Information Supplement
John Hancock Funds II (the Trust)
Supplement dated August 17, 2026 to the current Statement of Additional Information, as may be supplemented (the SAI)
Effective immediately, under the heading “SPECIAL REDEMPTIONS”, the below is amended and restated in its entirety in the SAI as follows:
Although it would not normally do so, each fund has the right to pay the redemption price of its shares in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells any securities received in a redemption of fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the fund’s net asset value.
A fund may elect to honor a shareholder’s request for the fund to pay in kind for redemptions in an attempt to manage any liquidity needs, to manage and optimize its portfolio composition, to offset transaction costs associated with portfolio transactions, and/or to more efficiently manage its portfolio. The securities provided to investors in an in-kind redemption may be a pro-rata portion of the fund’s portfolio or a non-pro-rata portion of the fund’s portfolio selected by the Advisor based upon various circumstances and subject to the fund’s policies and procedures and any applicable laws or regulations. If the securities provided to investors in an in-kind redemption are a non-pro-rata portion of the fund’s portfolio, it will only include securities that have been disclosed in the fund’s most recent public portfolio holdings disclosure.
The Trust has adopted procedures regarding pro rata redemptions in kind by affiliates (the “Affiliated In-Kind Procedures”) and has also adopted procedures regarding the use of custom baskets to financial institutions in connection with optimizing portfolio management objectives.
It is the position of the SEC that the 1940 Act prohibits an investment company, such as each fund, from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in-kind distribution of portfolio securities. However, under a no-action letter issued by the SEC staff, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Affiliated In-Kind Procedures, which are intended to conform to the requirements of this no-action letter, allow for in-kind redemptions by fund and affiliated fund shareholders subject to specified conditions outlined in such letter.
You should read this supplement in conjunction with the SAI and retain it for your future reference.
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